Arbitral Award Settlement and Associated Mining Data Sale:	3 Months Ended
Mar. 31, 2018
Arbitral Award Settlement and Associated Mining Data Sale: [Abstract]
Arbitral Award Settlement and Associated Mining Data Sale:

Note 3.      Arbitral Award Settlement and Associated Mining Data Sale:

In October 2009 we initiated the Brisas Arbitration to obtain compensation for the losses caused by the actions of Venezuela that terminated our Brisas Project. September 22, 2014, we were granted an Arbitral Award (the “Award”) totaling $740.3 million. In July 2016, we signed the Settlement Agreement, subsequently amended, whereby Venezuela agreed to pay us $792 million to satisfy the Award (including interest) and $240 million for the purchase of our mining data related to the Brisas Project (the "Mining Data"). Pursuant to the Settlement Agreement, Venezuela agreed to make a payment of $40 million (the "Initial Payment") followed by 23 monthly payments of $29.5 million on or before the 15th day of each month starting in July 2017, with a final payment of approximately $313.3 million scheduled to be paid on or before June 15, 2019. The first $240 million received by Gold Reserve from Venezuela will be recorded as proceeds from the sale of the Mining Data.

Due to U.S. and Canadian Sanctions against Venezuela and the uncertainty of transferring the funds still on deposit in the Trust Account (See Note 4, Cash and Cash Equivalents) outside of Venezuela, the Board of Directors has only considered those funds actually received by the Company in its North American bank account as funds available for purposes of calculating the CVR and Bonus Plan cash distributions, however, the full amount due based on total payments to the Trust Account has been accrued as a payable in these financial statements.

We have Contingent Value Rights ("CVRs") outstanding that entitle the holders to an aggregate of 5.466% of proceeds associated with the collection of the Award, sale of mining data or an enterprise sale (the "Proceeds"), less amounts for certain specified obligations. The total estimated amount due pursuant to the terms of the CVRs as of March 31, 2018, (including those amounts remaining in the Trust Account) from the sale of the Mining Data was approximately $1.9 million. The amount distributed during the three months ended March 31, 2018 based on amounts actually received in our North American bank account was approximately $1.2 million.

We maintain a bonus plan (the "Bonus Plan") which is intended to compensate the participants, including executive officers, employees, directors and consultants for their past and present contributions to the Company. The bonus pool under the Bonus Plan is comprised of the gross proceeds collected or the fair value of any consideration realized related to such transactions less applicable taxes multiplied by 1% of the first $200 million and 5% thereafter. The total estimated amount due pursuant to the terms of the Bonus Plan as of March 31, 2018 (including those amounts remaining in the Trust Account) from the sale of the Mining Data is approximately $0.3 million. The amount distributed during the three months ended March 31, 2018 based on amounts actually received in our North American bank account was approximately $0.3 million.

Following receipt of funds transferred from the Trust Account to our North American bank account and after applicable payments to CVR holders and Bonus Plan participants, we expect to distribute to our shareholders a substantial majority of any remaining amounts, subject to applicable regulatory requirements and retaining sufficient reserves for operating expenses, contractual obligations, accounts payable and income taxes, and any obligations arising as a result of the collection of the Award and/or sale of the Mining Data.